UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 22, 2005

                                UTIX GROUP, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                   0-24015              75-2340624
   (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)             File Number)       Identification No.)

                     7 NEW ENGLAND EXECUTIVE PARK
                            BURLINGTON, MA                     01803
               (Address of principal executive offices)      (Zip Code)

                                 (781) 229-2589
               Registrant's telephone number, including area code:

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES

         On July 22, 2005, UTIX Group, Inc. (the "Company") completed a private placement of its 12% Convertible Promissory Notes (the "Promissory Notes") in the aggregate principal amount of One Million Three Hundred and Fifty Thousand Dollars ($1,350,000) (the "Promissory Notes") with Maot Group Partners Ltd, The Intergroup Corporation, John Winfield, Phil St. Germain, Mort Goulder, David Friend, Jim Kendall, George Schwenk, Frank Fergusen, Little Wing LP, Tradewinds Fund Ltd., Whitney Quillen, Thomas Gilbert and Gary Palmer (collectively the "Lenders").

         The Promissory Notes provide that unless converted into shares of the Company's common stock, $0.001 par value (the "Common Stock"), the principal amount of the Promissory Notes together with all interest accrued thereon, shall be due and payable in full on September 18, 2005 (the "Maturity Date"). After payment of certain fees by the Company, the Company received $1,320,000 in gross proceeds upon closing. The Company granted registration rights to the Lenders for the resale of the shares of common stock underlying the Promissory Notes and warrants that were issued in the transaction.

         At the option of the Lenders, the Promissory Notes may be converted into shares of the Company's Common Stock at a conversion price of $0.125 per share; otherwise all payments must be in cash. In connection with this transaction, the Company and the Lenders entered into a Cash Collateral Escrow Agreement pursuant to which the Company agreed to deliver funds it receives from a proposed future offering of its securities to a separate escrow account in the amount of $1.15 for each $1.00 of Promissory Notes to secure repayment of the Promissory Notes.

         The Company also issued warrants to the Lenders for the purchase of an aggregate of 10,800,000 shares of the Company's Common Stock at an exercise price of $0.125 per share.

         The issuance of the Promissory Notes and warrants constituted a private placement and therefore was exempt from registration in accordance with Regulation D of the Securities Act of 1933, as amended.

         The foregoing summary is qualified in its entirety by the Form of the Securities Purchase Agreement, Form of Promissory Note, Form of Warrant, and Form of Cash Collateral Escrow Agreement incorporated herein as Exhibits 4.1, 4.2, 4.3, and 10.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a) N/A (b) N/A

(c) The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit No.

4.1      Form of Securities Purchase Agreement

4.2      Form of Promissory Note

4.3      Form of Warrant

10.1     Form of Cash Collateral Escrow Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UTIX GROUP, INC.

Date: July 28, 2005                   By:   /s/   Anthony G. Roth
                                         ---------------------------------------
                                         Anthony G. Roth, CEO and President

                             EXHIBIT INDEX

Exhibit No.       Description of Exhibit

4.1               Form of Securities Purchase Agreement

4.2               Form of Promissory Note

4.3               Form of Warrant

10.1              Form of Cash Collateral Escrow Agreement